CHINA PROPERTIES DEVELOPMENTS, INC.
(Formerly Bangla Property Management, Inc.) and Subsidiaries

EXHIBIT 32.1 - CERTIFICATIONS

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Shuo Lou,  Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, that this report on Form 10-QSB of China Properties Developments,  Inc. for the  period ending September 30, 2005 fully complies with the requirements of Section  13(a) or 15(d) of the  Securities  Exchange Act of 1934 and that the information  contained in this report on Form 10-QSB fairly presents in all material respects the  financial  condition  and results of operations of  China Properties Developments,  Inc.

December 16, 2005

/s/ Shuo Lou_____________________________________
Shuo Lou, Chief Financial Officer, China Properties Developments, Inc.

Form 10QSB for the period ending September 30, 2005                                                                          Page   20